UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): April 15, 2020

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

Diamond Offshore Drilling, Inc. (the “Company”) elected not to make the semiannual interest payment due in respect of its 5.70% Senior Notes due 2039 (the “Notes”). Under the terms of the indenture governing the Notes, the interest payment was due on April 15, 2020, and the Company has a 30-day grace period to make the payment. Non-payment of the interest on the due date is not an event of default under the indenture governing the Notes but would become an event of default if the payment is not made within the 30-day grace period. During the grace period, the Company is not permitted to borrow additional amounts under the Credit Agreement (as defined below).

An event of default under the indenture governing the Notes would result in a cross-default under the Company’s senior 5-Year Revolving Credit Agreement, dated as of October 2, 2018, with Wells Fargo Bank, National Association, as administrative agent, an issuing lender and swingline lender, the lenders party thereto and the other parties thereto (the “Credit Agreement”), whereupon the Notes and the Company’s borrowings under the Credit Agreement may then be subject to acceleration. The acceleration of the Notes or the Company’s borrowings under the Credit Agreement would result in a cross-default under the indentures governing the Company’s 3.45% Senior Notes due 2023, 7.875% Senior Notes due 2025 and 4.875% Senior Notes due 2043, whereupon such notes may then be subject to acceleration, subject to a 10-day cure period.

The Company has retained the services of Lazard Frères & Co. LLC as financial advisor and Paul, Weiss, Rifkind, Wharton & Garrison LLP as legal advisor to assist the Board of Directors and management team in analyzing and evaluating the various alternatives with respect to its capital structure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2020	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND David L. Roland Senior Vice President, General Counsel and Secretary

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